                                                                   EXHIBIT 10.14

                      MASTER LOAN AND SECURITY AGREEMENT

          THIS AGREEMENT dated as of September 1, 1997, is made by Pilot Network Services, Inc. (the "Borrower"), a California corporation having its principal place of business and chief executive office at 1080 Marina Village Parkway, Alameda, CA, 94501 in favor of Transamerica Business Credit Corporation, a Delaware corporation (the "Lender"), having its principal office at Riverway II, West Office Tower, 9399 West Higgins Road, Rosemont, Illinois 60018.

          WHEREAS, the Borrower has requested that the Lender make Loans to it from time to time; and

          WHEREAS, the Lender has agreed to make such Loans on the terms and conditions of this Agreement.

          NOW, THEREFORE, in consideration of the premises and to induce the Lender to extend credit, the Borrower hereby agrees with the Lender as follows:

          SECTION 1.   DEFINITIONS.

          As used herein, the following terms shall have the following meanings, and shall be equally applicable to both the singular and plural forms of the terms defined:

Agreement shall mean this Master Loan and Security Agreement together with all schedules and exhibits hereto, as amended, supplemented, or otherwise modified from time to time.

Applicable Law shall mean the laws of the State of Illinois (or any other jurisdiction whose laws are mandatorily applicable notwithstanding the parties' choice of Illinois law) or the laws of the United States of America, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

Business Day shall mean any day other than a Saturday, Sunday, or public holiday or the equivalent for banks in New York City.

Code shall have the meaning specified in Section 8(d).

Collateral shall have the meaning specified in Section 2.

Collateral Access Agreement shall mean any landlord waiver, mortgagee waiver, bailee letter, or similar acknowledgement of any warehouseman or processor in possession of any Equipment, in each case substantially in the form of Exhibit A.

Effective Date shall mean the date on which all of the conditions specified in
Section 3.3 shall have been satisfied.

Equipment shall have the meaning specified in Section 2.

Event of Default shall mean any event specified in Section 7.

Financial Statements shall have the meaning specified in Section 6.1.

GAAP shall mean generally accepted accounting principles in the United States of America, as in effect from time to time.
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Loans shall mean the loans and financial accommodations made by the Lender to
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the Borrower in accordance with the terms of this Agreement and the Notes.

Loan Documents shall mean, collectively, this Agreement, the Notes, and all
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other documents, agreements, certificates, instruments, and opinions executed and delivered in connection herewith and therewith, as the same may be modified, extended, restated, or supplemented from time to time.

Material Adverse Change shall mean, with respect to any Person, a material
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adverse change in the business, operations, results of operations, assets, liabilities, or condition (financial or otherwise) of such Person taken as a whole.

Material Adverse Effect shall mean, with respect to any Person, a material
-----------------------
adverse effect on the business, operations, results of operations, assets, liabilities, or condition (financial or otherwise) of such Person taken as a whole.

Note shall mean each Promissory Note made by the Borrower in favor of the
----
Lender, as amended, supplemented, or otherwise modified from time to time, in each case substantially in the form of Exhibit B.

Obligations shall mean all indebtedness, obligations, and liabilities of the
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Borrower under the Notes and under this Agreement, whether on account of principal, interest, indemnities, fees (including, without limitation, attorneys' fees, remarketing fees, origination fees, collection fees, and all other professionals' fees), costs, expenses, taxes, or otherwise.

Permitted Liens shall mean such of the following as to which no enforcement,
---------------
collection, execution, levy, or foreclosure proceeding shall have been commenced: (a) liens for taxes, assessments, and other governmental charges or levies or the claims or demands of landlords, carriers, warehousemen, mechanics, laborers, materialmen, and other like Persons in the ordinary course of business for sums which are not yet due and payable, or liens which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves are maintained to the extent required by GAAP; (b) deposits or pledges to secure the payment of worker's compensation, unemployment insurance, or other social security benefits or obligations, public or statutory obligations, surety or appeal bonds, bid or performance bonds, or other obligations of a like nature incurred in the ordinary course of business; (c) licenses, restrictions, or covenants for or on the use of the Equipment which do not materially impair either the use of the Equipment in the operation of the business of the Borrower or the value of the Equipment; and (d) attachment or judgment liens that do not constitute an Event of Default; and (e) any liens specifically permitted in writing by the Lender.

Person shall mean any individual, sole proprietorship, partnership, joint
------
venture, trust, unincorporated organization, association, corporation, institution, entity, party, or government (including any division, agency, or department thereof), and the successors, heirs, and assigns of each.

Schedule shall mean each Schedule in the form of Schedule A hereto delivered by
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the Borrower to the Lender from time to time.

Solvent means, with respect to any Person, that as of the date as to which such
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Person's solvency is measured:

          (a) the fair saleable value of its assets is in excess of the total amount of its liabilities (including contingent liabilities as valued in accordance with GAAP) as they become absolute and matured;

          (b)  it has sufficient capital to conduct its business; and

          (c)  it is able generally to meet its debts as they mature.

Taxes shall have the meaning specified in Section 5.5.
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          SECTION 2.   CREATION OF SECURITY INTEREST: COLLATERAL. The Borrower
                       -----------------------------------------
hereby assigns and grants to the Lender a continuing general, first priority lien on, and security interest in, all the Borrower's right, title, and interest in and to the collateral described in the next sentence (the "Collateral") to secure the payment and performance of all the Obligations. The Collateral consists of all equipment set forth on all the Schedules delivered from time to time under the terms of this Agreement (the "Equipment"), together with all present and future additions, parts, accessories, attachments, substitutions, repairs, improvements, and replacements thereof or thereto, and any and all proceeds thereof, including, without limitation, proceeds of insurance and all manuals, blueprints, know-how, warranties, and together with all substitutes for any of the foregoing.

          SECTION 3.   THE CREDIT FACILITY.
                       -------------------

               SECTION 3.1. BORROWINGS. Each Loan shall be in an amount not less than $100,000, and in no event shall the sum of the aggregate Loans made exceed the amount of the Lender's written commitment to the Borrower in effect from time to time. Notwithstanding anything herein to the contrary, the Lender shall be obligated to make the initial Loan and each other Loan only after the Lender, in its sole discretion exercised in good faith, determines that the applicable conditions for borrowing contained in Sections 3.3 and 3.4 are satisfied. The timing and financial scope of Lender's obligation to make Loans hereunder are limited as set forth in a commitment letter executed by Lender and Borrower, dated as of July 9, 1997 and attached hereto as Exhibit C (the "Commitment Letter").

               SECTION 3.2. APPLICATION OF PROCEEDS. The Borrower shall not directly or indirectly use any proceeds of the Loans, or cause, assist, suffer, or permit the use of any proceeds of the Loans, for any purpose other than for the purchase, acquisition, installation, or upgrading of Equipment or the reimbursement of the Borrower for its purchase, acquisition, installation, or upgrading of Equipment.

               SECTION 3.3.   CONDITIONS TO INITIAL LOAN.

          (a) The obligation of the Lender to make the initial Loan is subject to the Lender's receipt of the following, each dated the date of the initial Loan or as of an earlier date acceptable to the Lender, in form and substance satisfactory to the Lender and its counsel:

               (i) completed requests for information (Form UCC-11) listing all effective Uniform Commercial Code financing statements naming the Borrower as debtor and all tax lien, judgment, and litigation searches for the Borrower as the Lender shall deem necessary or desirable (to be completed by the Lender);

               (ii) Uniform Commercial Code financing statements (Form UCC-1) duly executed by the Borrower (naming the Lender as secured party and the Borrower as debtor and in form acceptable for filing in all jurisdictions that the Lender deems necessary or desirable to perfect the security interests granted to it hereunder) and, if applicable, termination statements or other releases duly filed in all jurisdictions that the Lender deems necessary or desirable to perfect and protect the priority of the security interests granted to it hereunder in the Equipment related to such initial Loan;

               (iii) a Note duly executed by the Borrower evidencing the amount of such Loan;

               (iv) a Collateral Access Agreement duly executed by the lessor or mortgagee, as the case may be, of each premises where the Equipment is located;

               (v) -certificates of insurance required under Section 5.4 of this Agreement together with loss payee endorsements for all such policies naming the Lender as lender loss payee and as an additional insured;

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               (vi)   a copy of the resolutions of the Board of Directors of the
          Borrower (or a unanimous consent of directors in lieu thereof) authorizing the execution, delivery, and performance of this Agreement, the other Loan Documents to which the Borrower is a party, and the transactions contemplated hereby and thereby, attached to which is a certificate of the Secretary or an Assistant Secretary of the Borrower certifying (A) that the copy of the resolutions is true, complete, and accurate, that such resolutions have not been amended or modified since the date of such certification and are in full force and effect and (B) the incumbency, names, and true signatures of the officers of the Borrower authorized to sign the Loan Documents to which it is a party;

               (vii) a copy of the Borrower's audited financial statements for the fiscal year ended March 3l, 1997 and a copy of the Borrower's internally-prepared financial statements for the quarter ended June 30, 1997; and

               (viii) such other agreements and instruments as the Lender deems necessary in its commercially reasonable judgment in connection with the transactions contemplated hereby.

          (b) There shall be no pending or, to the knowledge of the Borrower, threatened litigation, proceeding, inquiry, or other action (i) seeking an injunction or other restraining order, damages, or other relief with respect to the transactions contemplated by this Agreement or the other Loan Documents to which the Borrower is a party or (ii)which affects or could affect the business, prospects, operations, assets, liabilities, or condition (financial or otherwise) of the Borrower, except, in the case of clause (ii), where such litigation, proceeding, inquiry, or other action could not reasonably be expected to have a Material Adverse Effect.

          (c) The Borrower shall have paid all fees and expenses required to be paid by it to the Lender as of such date.

          (d) The security interests in the Equipment related to the initial Loan granted in favor of the Lender under this Agreement shall have been duly perfected and shall constitute first priority liens, except with respect to Permitted Liens.

               SECTION 3.4. CONDITIONS PRECEDENT TO EACH LOAN. The obligation of the Lender to make each Loan is subject to the satisfaction of the following conditions precedent:

          (a) the Lender shall have received the documents, agreements, and instruments set forth in Section 3.3(a)(i) through (v) applicable to such Loan, each in form and substance reasonably satisfactory to the Lender and its counsel and each dated the date of such Loan or as of an earlier date acceptable to the Lender;

          (b) the Lender shall have received a Schedule of the Equipment related to such Loan, in form and substance satisfactory to the Lender and its counsel, and the security interests in such Equipment related to such Loan granted in favor of the Lender under this Agreement shall have been duly perfected and shall constitute first priority liens, except with respect to Permitted Liens;

          (c) all representations and warranties by the Borrower contained in this Agreement and the other Loan Documents shall be true and correct on and as of the date of such Loan as if then made, other than representations and warranties that expressly relate solely to an earlier date, in which case they shall have been true and correct as of such earlier date; and

          (d) no Event of Default or event which with the giving of notice or the passage of time, or both, would constitute an Event of Default shall have occurred and be continuing or would result from the making of the requested Loan as of the date of such request.

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          SECTION 4.   THE BORROWER'S REPRESENTATIONS AND WARRANTIES.
                       ---------------------------------------------

               SECTION 4.1. GOOD STANDING; QUALIFIED TO DO BUSINESS. The Borrower (a)is duly organized, validly existing, and in good standing under the laws of the State of its organization, (b) has the power and authority to own its properties and assets and to transact the businesses in which it is presently, or plans to be, engaged, and (c) is duly qualified and authorized to do business and is in good standing in every jurisdiction in which the failure to be so qualified could have a Material Adverse Effect on (i) the Borrower,
(ii) the Borrowers ability to perform its obligations under the Loan Documents, or (iii) the rights of the Lender hereunder.

               SECTION 4.2. DUE EXECUTION, ETC. The execution, delivery, and performance by the Borrower of each of the Loan Documents to which it is a party are within the powers of the Borrower, do not contravene the charter documents, if any, of the Borrower, and do not (a) to the knowledge of the Borrower violate in any material respect any law or regulation, or any order or decree of any court or governmental authority, (b) in any material respect, conflict with or result in a breach of, or constitute a default under, any material indenture, mortgage, or deed of trust or any material lease, agreement, or other instrument binding on the Borrower or any of its properties, or (c) require the consent, authorization by, or approval of or notice to or filing or registration with any governmental authority or other Person. This Agreement is, and each of the other Loan Documents to which the Borrower is or will be a party, when delivered hereunder or thereunder, will be, the legal, valid, and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting creditors' rights generally and by general principles of equity.

               SECTION 4.3. SOLVENCY; NO LIENS. The Borrower is Solvent and will be Solvent upon the completion of all transactions contemplated to occur hereunder (including, without limitation, the Loan to be made on the Effective
Date); the security interests granted herein constitute and shall at all times constitute the first liens on the Collateral other than Permitted Liens; and the Borrower is, or will be at the time additional Collateral is acquired by it, the absolute owner of the Collateral with full right to pledge, sell, consign, transfer, and create a security interest therein, free and clear of any and all claims or liens in favor of any other Person other than the Lender and other than Permitted Liens.

               SECTION 4.4. NO JUDGMENTS, LITIGATION. No judgments are outstanding against the Borrower nor is there now pending or, to the Borrower's knowledge, threatened any litigation, contested claim, or governmental proceeding by or against the Borrower except judgments and pending or threatened litigation, contested claims, and governmental proceedings which would not, in the aggregate, have a Material Adverse Effect on the Borrower.

               SECTION 4.5. NO DEFAULTS. The Borrower is not in material default or has not received a notice of default under any contract, lease, or commitment to which it is a party or by which it is bound. The Borrower knows of no dispute regarding any contract, lease, or commitment which could have a Material Adverse Effect on the Borrower.

               SECTION 4.6. COLLATERAL LOCATIONS. On the date hereof, each item of the Collateral is located at the place of business specified in the applicable Schedule.

               SECTION 4.7. NO EVENTS OF DEFAULT. To the knowledge of the Borrower, no Event of Default has occurred and is continuing nor has any event occurred which, with the giving of notice or the passage of time, or both, would constitute an Event of Default.

               SECTION 4.8. NO LIMITATION ON LENDER'S RIGHTS. Except as permitted herein, none of the Collateral is subject to contractual obligations that may restrict or inhibit the Lender's rights or abilities to sell or dispose of the Collateral or any part thereof after the occurrence of an Event of Default.

               SECTION 4.9. PERFECTION AND PRIORITY OF SECURITY INTEREST. The Borrower has not knowingly taken any action which would prevent this Agreement from creating a valid and, upon completion of all

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

required filings of financing statements, perfected first priority and exclusive security interest in the Collateral (other than Permitted Liens), securing the payment of all the Obligations.

               SECTION 4.10. MODEL AND SERIAL NUMBERS. The Schedules set forth the true and correct model number and serial number of each item of Equipment that constitutes Collateral.

               SECTION 4.11. ACCURACY AND COMPLETENESS OF INFORMATION. All data, reports, and information heretofore, contemporaneously, or hereafter furnished by or on behalf of the Borrower in writing to the Lender or for purposes of or in connection with this Agreement or any other Loan Document, or any transaction contemplated hereby or thereby, are or will be true and accurate in all material respects to the Borrower's knowledge on the date as of which such data, reports, and information are dated or certified and not incomplete by omitting to state any material fact known to the Borrower and necessary to make such data, reports, and information not misleading at such time.

               SECTION 4.12. PRICE OF EQUIPMENT. To the Borrower's knowledge, the cost of each item of Equipment does not exceed the fair and usual price for such type of equipment purchased in like quantity and reflects all discounts, rebates and allowances for the Equipment (including, without limitation, discounts for advertising, prompt payment, testing, or other services) given to the Borrower by the manufacturer, supplier, or any other person.

          SECTION 5.   COVENANTS.
                       ---------

               SECTION 5.1. EXISTENCE, ETC. The Borrower shall: (a) maintain its existence, (b) maintain in full force and effect all licenses, bonds, franchises, leases, trademarks, patents, contracts, and other rights reasonably necessary for the conduct of its business unless the failure to do so could not reasonably be expected to have a Material Adverse Effect on the Borrower, (c) continue in the same general lines of business as those presently conducted by it, and (d) comply with all applicable laws and regulations of any federal, state, or local governmental authority, except for such laws and regulations the violations of which would not, in the aggregate, have a Material Adverse Effect on the Borrower.

               SECTION 5.2. NOTICE TO THE LENDER. As soon as possible, and in any event within ten business days after the Borrower learns of the following, the Borrower will give written notice to the Lender of (a) any proceeding instituted or threatened to be instituted by or against the Borrower in any federal, state, local, or foreign court or before any commission or other regulatory body (federal, state, local, or foreign) which would have a Material Adverse Affect on the Borrower, (b) the occurrence of any Material Adverse Change with respect to the Borrower, and (c) the occurrence of any Event of Default or event or condition which, with notice or lapse of time or both, would constitute an Event of Default, together with a statement of the action which the Borrower has taken or proposes to take with respect thereto.

               SECTION 5.3. MAINTENANCE OF BOOKS AND RECORDS. The Borrower will maintain books and records pertaining to the Collateral in such detail, form, and scope as the Lender shall require in its commercially reasonable judgment. The Borrower agrees that the Lender or its agents may enter upon the Borrower's premises upon reasonable notice at any time and from time to time during normal business hours, and at any time upon the occurrence and continuance of an Event of Default, for the purpose of inspecting the Collateral and any and all records pertaining thereto.

               SECTION 5.4. INSURANCE. The Borrower will maintain insurance on the Collateral under such policies of insurance, with such insurance companies, in such amounts, and covering such risks as are at all times reasonably satisfactory to the Lender. All such policies shall be made payable to the Lender, in case of loss, under a standard non-contributory "lender" or "secured party" clause and are to contain such other provisions as the Lender may reasonably require to protect the Lender's interests in the Collateral and to any payments to be made under such policies. Certificates of insurance policies are to be delivered to the Lender, premium prepaid, with the loss payable endorsement in the Lender's favor, and shall provide for not less than thirty days' prior written notice to the Lender, of any alteration or cancellation of coverage. If the Borrower fails to maintain such insurance,

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the Lender may arrange for (at the Borrower's expense and without any responsibility on the Lender's part for) obtaining the insurance. In such case, unless the Lender shall otherwise agree with the Borrower in writing, the Lender shall have the sole right, in the name of the Lender or the Borrower, to file claims under any insurance policies, to receive and give acquittance for any payments that may be payable thereunder, and to execute any endorsements, receipts, releases, assignments, reassignments, or other documents that may be necessary to effect the collection, compromise, or settlement of any claims under any such insurance policies.

               SECTION 5.5. TAXES. The Borrower will pay, when due, all taxes, assessments, and other similar charges ("Taxes") lawfully levied or assessed against the Borrower or the Collateral other than taxes that are being diligently contested in good faith by the Borrower by appropriate proceedings promptly instituted and for which an adequate reserve is being maintained by the Borrower in accordance with GAAP. If any Taxes remain unpaid after the date fixed for the payment thereof and is not contested in good faith by appropriate proceedings diligently pursued, or if any lien shall be claimed therefor, then, without notice to the Borrower, but on the Borrower's behalf, the Lender may pay such Taxes, and the amount thereof shall be included in the Obligations.

               SECTION 5.6. BORROWER TO DEFEND COLLATERAL AGAINST CLAIMS; FEES ON COLLATERAL. The Borrower will defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein. The Borrower will not knowingly permit any notice creating or otherwise relating to liens on the Collateral or any portion thereof to exist or be on file in any public offer other than Permitted Liens. Except where failure to do so would not have a Material Adverse Effect on the Borrower, the Borrower shall promptly pay, when payable, all transportation, storage, and warehousing charges and license fees, registration fees, assessments, charges, permit fees, and taxes (municipal, state, and federal) which may now or hereafter be imposed upon the ownership, leasing, renting, possession, sale, or use of the Collateral, other than taxes on or measured by the Lender's income and fees, assessments, charges, and taxes which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves are maintained to the extent required by GAAP.

               SECTION 5.7. NO CHANGE OF LOCATION, STRUCTURE, OR IDENTITY. The Borrower will not (a) change the location of its chief executive office without providing prompt notice of such change to Lender or (b) move or permit the movement of any item of Collateral from the location specified in the applicable Schedule, except that the Borrower may change its chief executive office and keep Collateral at other locations within the United States provided that the Borrower has delivered to the Lender (i) prior written notice thereof and (ii) duly executed financing statements and other agreements and instruments (all in form and substance satisfactory to the Lender) necessary or, in the reasonable opinion of the Lender, desirable to perfect and maintain in favor of the Lender a first priority security interest in the Collateral. Notwithstanding anything to the contrary in the immediately preceding sentence, the Borrower may keep any Collateral consisting of motor vehicles or rolling stock at any location in the United States provided that the Lender's security interest in any such Collateral is conspicuously marked on the certificate of title thereof and the Borrower has complied with the provisions of Section 5.9.

               SECTION 5.8. USE OF COLLATERAL; LICENSES; REPAIR. The Collateral shall be tolerated by competent, qualified personnel in connection with the Borrower's business purposes, for the purpose for which the Collateral was designed and in accordance with applicable operating instructions, laws, and government regulations in all material respects, and the Borrower shall use every reasonable precaution to prevent loss or damage to the Collateral from fire and other hazards. The Collateral shall not be used or operated for personal, family, or household purposes. The Borrower shall procure and maintain in effect all orders, licenses, certificates, permits, approvals, and consents required by federal, state, or local laws or by any governmental body, agency, or authority in connection with the delivery, installation, use, and operation of the Collateral, except where failure to do so would not have a Material Adverse Effect on the Borrower. The Borrower shall keep all of the Equipment in a satisfactory state of repair and satisfactory operating condition in accordance with industry standards, subject to normal wear and tear, and will make all repairs and replacements when and where necessary and practical. The Borrower will not waste or destroy the Equipment or any part thereof, and will use reasonable care in the use thereof. The Equipment shall not be annexed or affixed to or become part of any realty without the Lender's prior written consent.

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

               SECTION 5.9. FURTHER ASSURANCES. The Borrower will, promptly upon request by the Lender, execute and deliver or use good faith efforts to obtain any document reasonably required by the Lender (including, without limitation, warehouseman or processor disclaimers, mortgagee waivers, landlord disclaimers, or subordination agreements with respect to the Obligations and the Collateral), give any notices, execute and file any financing statements, or other documents (all in form and substance satisfactory to the Lender), mark any chattel paper, deliver any chattel paper or instruments to the Lender, and take any other actions that are necessary or, in the opinion of the Lender, desirable to perfect or continue the perfection and the first priority of the Lender's security interest in the Collateral, to protect the Collateral against the rights, claims, or interests of any Persons, or to effect the purposes of this Agreement. A carbon, photographic, or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. To the extent required under this Agreement, the Borrower will pay all reasonable costs incurred in connection with any of the foregoing.

               SECTION 5.10. NO DISPOSITION OF COLLATERAL. The Borrower will not in any way hypothecate or create or permit to exist any lien, security interest, charge, or encumbrance on or other interest in any of the Collateral, except for the lien and security interest granted hereby and Permitted Liens, and the Borrower will not sell, transfer, assign, pledge, collaterally assign, exchange, or otherwise dispose of any of the Collateral. In the event the Collateral, or any part thereof, is sold, transferred, assigned, exchanged, or otherwise disposed of in violation of these provisions, the security interest of the Lender shall continue in such Collateral or part thereof notwithstanding such sale, transfer, assignment, exchange, or other disposition, and the Borrower will hold the proceeds thereof in a separate account for the benefit of the Lender. Following such a sale, the Borrower will transfer such proceeds to the Lender in kind.

               SECTION 5.11. NO LIMITATION ON LENDER'S RIGHTS. The Borrower will not enter into any contractual obligations which may restrict or inhibit the Lender's rights or ability to sell or otherwise dispose of the Collateral or any part thereof.

               SECTION 5.12. PROTECTION OF COLLATERAL. Upon notice to the Borrower, the Lender shall have the right at any time to make any payments (if an Event of Default has occurred and is continuing) and do any other acts the Lender may deem necessary to protect its security interests in the Collateral, including, without limitation, the rights to satisfy, contest, or compromise any encumbrance, charge, or lien which, in the reasonable judgment of the Lender, appears to be prior to or superior to the security interests granted hereunder, and appear in, and defend any action or proceeding purporting to affect its security interests in, or the value of, any of the Collateral. The Borrower hereby agrees to reimburse the Lender for all payments made and reasonable out-of-pocket expenses incurred under this Agreement including fees, expenses, and disbursements of attorneys and paralegals (including the allocated costs of in-house counsel) acting for the Lender, including any of the foregoing payments under, or acts taken to protect its security interests in, any of the Collateral, which amounts shall be secured under this 'Agreement, and agrees it shall be bound by any payment made or act taken by the Lender hereunder absent the Lender's gross negligence or willful misconduct. The Lender shall have no obligation to make any of the foregoing payments or perform any of the foregoing acts.

               SECTION 5.13. DELIVERY OF ITEMS. The Borrower will (a) promptly after its receipt thereof, deliver to the Lender any documents or certificates of title issued with respect to any property included in the Collateral, and any promissory notes, letters of credit or instruments related to or otherwise in connection with any property included in the Collateral, which in any such case come into the possession of the Borrower, or shall cause the issuer thereof to deliver any of the same directly to the Lender, in each case with any necessary endorsements in favor of the Lender and (b) deliver to the Lender as soon as available copies of any and all press releases and other similar communications issued by the Borrower to the public.

               SECTION 5.14. NAMECHANGE. The Borrower shall give Lender prompt notice of amendment or modification of its name, and in connection with such change deliver executed Uniform Commercial Code financing statements (in form and substance satisfactory to the Lender).

               SECTION 5.15. ADDITIONAL REQUIREMENTS. The Borrower shall take all such further actions and execute all such further documents and instruments as the Lender may reasonably request.

               SECTION 5.16. CONFIDENTIALITY. Each of the Lender and the Borrower shall at all times keep confidential and not disclose to third parties any information identified as confidential and/or proprietary.

               SECTION 5.17. QUIET ENJOYMENT. The Lender shall use commercially reasonable efforts to take no action which could reasonably be expected to interfere with Borrower's quiet enjoyment of the Equipment.

          SECTION 6.   FINANCIAL STATEMENTS. Until the payment and satisfaction
                       --------------------
in full of all Obligations, the Borrower shall deliver to the Lender the following financial information:

               SECTION 6.1. ANNUAL FINANCIAL STATEMENTS. As soon as available, but not later than 120 days after the end of each fiscal year of the Borrower and its consolidated subsidiaries, the consolidated balance sheet, income statement, and statements of cash flows and shareholders equity for the Borrower and its consolidated subsidiaries (the "Financial Statements") for such year, reported on by independent certified public accountants without an adverse qualification; and

               SECTION 6.2. QUARTERLY FINANCIAL STATEMENTS. As soon as available, but not later than 60 days after the end of each of the first three fiscal quarters in any fiscal year of the Borrower and its consolidated subsidiaries, the Financial Statements for such fiscal quarter, together with a certification duly executed by a responsible officer of the Borrower that such Financial Statements have been prepared in accordance with GAAP and are fairly stated in all material respects (subject to normal year-end audit adjustments and excluding notes thereto).

          SECTION 7.   EVENTS OF DEFAULT. The occurrence of any of the following
                       -----------------
events shall constitute an Event of Default hereunder:

               (a) the Borrower shall fail to pay within five days after receipt of written notice of such failure to pay when due any amounts required to be paid by the Borrower under any Note and this Agreement;

               (b) any representation or warranty made by the Borrower under any Loan Document shall prove to have been false or incorrect in any manner when made which has a Material Adverse Effect on the Lender's rights under any Note or this Agreement;

               (c) the Borrower shall fail to perform or observe any term, covenant, or agreement contained in any Loan Document (other than the other Events of Default specified in this Section 7) in any manner which has a Material Adverse Effect on the Lender's rights under any Note or this Agreement and such failure remains unremedied for the earlier of thirty days from (A) the date on which the Lender has given the Borrower written notice of such failure and (B) the date on which the Borrower had actual knowledge of such failure;

               (d) dissolution, liquidation, winding up, or cessation of the Borrower's business, failure of the Borrower generally to pay its debts as they mature, admission in writing by the Borrower of its inability generally to pay its debts as they mature, or calling of a meeting of the Borrower's creditors for purposes of compromising any of the Borrower's debts;

               (e) the commencement by or against the Borrower of any bankruptcy, insolvency, arrangement, reorganization, receivership, or similar proceedings under any federal or state law and, in the case of any such involuntary proceeding, such proceeding remains undismissed or unstayed for sixty days following the commencement thereof, or any action by the Borrower is taken authorizing any such proceedings;

               (f) an assignment for the benefit of creditors is made by the Borrower, whether voluntary or involuntary, the appointment of a trustee, custodian, receiver, or similar official for the Borrower or for any substantial property of the Borrower, or any action by the Borrower authorizing any such proceeding;

               (g) there shall be an event of default by the Borrower under any indebtedness for borrowing in excess of $100,000 (other than the Obligations) beyond the period of cure, if any, provided in the instrument or agreement under which such indebtedness was created and the holder of such indebtedness has taken action to cause such indebtedness to become due prior to its stated maturity;

               (h) any material tax lien, other than a Permitted Lien, is filed of record against the Borrower and is not bonded or discharged within fifteen Business Days;

               (i) any judgment which has had or could reasonably be expected to have a Material Adverse Effect on the Borrower and such judgment shall not be satisfied, stayed, vacated, bonded, or discharged within sixty days;

               (j) the Borrower shall deny or disaffirm the Obligations under any of the Loan Documents or any liens granted in connection therewith; or any liens granted on any of the Collateral in favor of the Lender shall be determined to be void, voidable, or invalid, or shall not be given the priority contemplated by this Agreement (except if caused by a filing error by the Lender) and is not repaired to the satisfaction of the Lender; or

               (k) there is a change, other than a change which results from a merger or from the sale of newly issued securities to investors, in more than 40% of the ownership of any equity interests of the Borrower on the date hereof or more than 40% of such interests become subject to any contractual, judicial, or statutory lien, charge, security interest, or encumbrance.

          SECTION 8.   REMEDIES. If any Event of Default shall have occurred and
                       --------
be continuing:

               (a) The Lender may, without prejudice to any of its other rights under any Loan Document or Applicable Law, declare all Obligations to be immediately due and payable (except with respect to any Event of Default set forth in Section 7(e) hereof, in which case all Obligations shall automatically become immediately due and payable without necessity of any declaration) without presentment, representation, demand of payment, or protest, which are hereby expressly waived.

               (b) The Lender may take possession of the Collateral and, for that purpose may enter, with the aid and assistance of any person or persons, any premises where the Collateral or any part hereof is, or may be placed, and remove the same.

               (c) The obligation of the Lender, if any, to make additional Loans or financial accommodations of any kind to the Borrower shall immediately terminate.

               (d) The Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein (or in any Loan Document) or otherwise available to it, all the rights and remedies of a secured party under the applicable Uniform Commercial Code (the "Code") whether or not the Code applies to the affected Collateral and also may (i) require the Borrower to, and the Borrower hereby agrees that it will at its expense and upon request of the Lender forthwith, assemble all or part of the Collateral as directed by the Lender and make it available to the Lender at a place to be designated by the Lender that is reasonably convenient to both parties and
(ii)without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Lender's offices or elsewhere, for cash, on credit, or for future delivery, and upon such other terms as the Lender may deem commercially reasonable. The Lender shall provide Borrower at least ten days' notice to the Borrower of the time and place of any public sale or the time after which any private sale is to be made. The Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

               (e) All cash proceeds received by the Lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Lender, be held by the Lender as collateral for (to the extent that such proceeds held as collateral do not exceed the amount of the Obligations), or then or at any time thereafter applied in whole or in part by the Lender against, all or any part of the Obligations in such order as the Lender shall elect. Any surplus of such cash or cash proceeds held by the Lender and remaining after the full and final payment of all the Obligations shall be paid over to the Borrower or to such other Person to which the Lender may be required under applicable law, or directed by a court of competent jurisdiction, to make payment of such surplus.

          SECTION 9.   MISCELLANEOUS PROVISIONS.
                       ------------------------

               SECTION 9.1. NOTICES. Except as otherwise provided herein, all notices, approvals, consents, correspondence, or other communications required or desired to be given hereunder shall be given in writing and shall be delivered by overnight courier, hand delivery, or certified or registered mall, postage prepaid, if to the Lender, then to Transamerica Technology Finance Division, 76 Batterson Park Road, Farmington, Connecticut 06032, Attention:
Assistant Vice President, Lease Administration, with a copy to the Lender at Riverway II, West Office Tower, 9399 West Higgins Road, Rosemont, Illinois 60018, Attention: Legal Department, and if to the Borrower, then to Pilot Network Services, Inc., 1080 Marina Valley Parkway, Alameda, CA 94501,
Attention: Chief Financial Officer or such other address as shall be designated by the Borrower or the Lender to the other party in accordance herewith. All such notices and correspondence shall be effective when received.

               SECTION 9.2. HEADINGS. The headings in this Agreement are for purposes of reference only and shall not affect the meaning or construction of any provision of this Agreement.

               SECTION 9.3. ASSIGNMENTS. The Borrower shall not have the right to assign any Note or this Agreement or any interest therein unless the Lender shall have given the Borrower prior written consent and the Borrower and its assignee shall have delivered assignment documentation in form and substance satisfactory to the Lender in its sole discretion. The foregoing sentence shall apply even if such assignment occurs by operation of law, as in the case of a merger of the Borrower with or into another entity. The Lender may assign its rights and delegate its obligations under any Note or this Agreement; provided, however, that such assignment will not relieve Lender of its obligations to Borrower and will not change Borrower's obligations or rights under any Note or this Agreement or increase the burdens or risks imposed on Borrower.

               SECTION 9.4. AMENDMENTS, WAIVERS, AND CONSENTS. Any amendment or waiver of any provision of this Agreement and any consent to any departure by the Borrower or Lender from any provision of this Agreement shall be effective only by a writing signed by the Lender and the Borrower and shall bind and benefit the Borrower and the Lender and their respective successors and assigns, subject to the first sentence of Section 9.3.

               SECTION 9.5. INTERPRETATION OF AGREEMENT. Time is of the essence in each provision of this Agreement of which time is an element. All terms not defined herein or in a Note shall have the meaning set forth in the applicable Code, except where the context otherwise requires. To the extent a term or provision of this Agreement conflicts with any Note, or any term or provision thereof, and is not dealt with herein with more specificity, this Agreement shall control with respect to the subject matter of such term or provision. Acceptance of or acquiescence in a course of performance rendered under this Agreement shall not be relevant in determining the meaning of this Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

               SECTION 9.6. CONTINUING SECURITY INTEREST. This Agreement shall create a continuing security interest in the Collateral and shall (i)remain in full force and effect until the indefeasible payment in full of the Obligations,
(ii) be binding upon the Borrower and its successors and assigns and (iii) inure, together with the rights and remedies of the Lender hereunder, to the benefit of the Lender and its successors, transferees, and assigns.

               SECTION 9.7. REINSTATEMENT. To the extent permitted by law, this Agreement and the rights and powers granted to the Lender hereunder and under the Loan Documents shall continue to be effective or be reinstated if at any time any amount received by the Lender in respect of the Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation, or reorganization of the Borrower or upon the appointment of any receiver, intervenor, conservator, trustee, or similar official for the Borrower or any substantial part of its assets, or otherwise, all as though such payments had not been made.

               SECTION 9.8. SURVIVAL OF PROVISIONS. All representations, warranties, and covenants of the Borrower contained herein shall survive the execution and delivery of this Agreement, and shall terminate only upon the full and final payment and performance by the Borrower of the Obligations secured hereby.

               SECTION 9.9. INDEMNIFICATION. The Borrower agrees to indemnify and hold harmless the Lender and its directors, officers, agents, employees, and counsel from and against any and all costs, expenses, claims, or liability incurred by the Lender or such Person hereunder and under any other Loan Document or in connection herewith or therewith, unless such claim or liability shall be due to willful misconduct or gross negligence on the part of the Lender or such Person.

               SECTION 9.10. COUNTERPARTS; TELECOPIED SIGNATURES. This Agreement may be executed in counterparts, each of which when so executed and delivered shall be an original, but both of which shall together constitute one and the same instrument. This Agreement and each of the other Loan Documents and any notices given in connection herewith or therewith may be executed and delivered by telecopier or other facsimile transmission all with the same force and effect as if the same was a fully executed and delivered original manual counterpart.

               SECTION 9.11. SEVERABILITY. In case any provision in or obligation under this Agreement or any Note or any other Loan Document shall be invalid, illegal, or unenforceable in any jurisdiction, the validity, legality, and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

               SECTION 9.12. DELAYS; PARTIAL EXERCISE OF REMEDIES. No delay or omission of the Lender to exercise any right or remedy hereunder, whether before or after the happening of any Event of Default, shall impair any such right or shall operate as a waiver thereof or as a waiver of any such Event of Default. No single or partial exercise by the Lender of any right or remedy shall preclude any other or further exercise thereof, or preclude any other right or remedy.

               SECTION 9.13. ENTIRE AGREEMENT. The Borrower and the Lender agree that this Agreement, the Schedule hereto, and the Commitment Letter are the complete and exclusive statement and agreement between the parties with respect to the subject matter hereof, superseding all proposals and prior agreements, oral or written, and all other communications between the parties with respect to the subject matter hereof. Should there exist any inconsistency between the terms of the Commitment Letter and this Agreement, the terms of this Agreement shall prevail.

               SECTION 9.14. SETOFF. In addition to and not in limitation of all rights of offset that the Lender may have under Applicable Law, and whether or not the Lender has made any demand or the Obligations of the Borrower have matured, the Lender shall have the right to appropriate and apply to the payment of the Obligations of the Borrower-all deposits and other obligations then or thereafter owing by the Lender to or for the credit or the account of the Borrower.

               SECTION 9.15. WAIVER OF JURY TRIAL. THE BORROWER AND THE LENDER IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR

COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

               SECTION 9.16. GOVERNING LAW. THE VALIDITY, INTERPRETATION, AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

               SECTION 9.17. VENUE; SERVICE OF PROCESS. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF ILLINOIS SITUATED IN COOK COUNTY, OR OF THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF ILLINOIS, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE BORROWER HEREBY IRREVOCABLY WAIVES, IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING, (a)ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS AND (b)THE RIGHT TO INTERPOSE ANY NONCOMPULSORY SETOFF, COUNTERCLAIM, OR CROSS-CLAIM. THE BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE BORROWER AT THE ADDRESS FOR IT SPECIFIED IN SECTION 9.1 HEREOF. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE BORROWER IN ANY OTHER JURISDICTION, SUBJECT IN EACH INSTANCE TO THE PROVISIONS HEREOF WITH RESPECT TO RIGHTS AND REMEDIES.

          IN WITNESS WHEREOF, the undersigned Borrower has caused this Agreement to be duly executed and delivered by its proper and duly authorized officer as of the date first set forth above.

                                   PILOT NETWORK SERVICES, INC.

                              By: /s/ M. Marketta Silvera
                                 -----------------------------
                                 Name:  M. Marketta Silvera
                                 Title: President & CEO
                              Federal Tax ID:94-3164036


Accepted as of the
____ day of ______, 1997

TRANSAMERICA BUSINESS CREDIT CORPORATION

By:_____________________________________
   Name:
   Title: